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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2003

Financial Security Assurance Holdings Ltd.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-12644 (Commission File Number)	13-3261323 (IRS Employer Identification No.)
350 Park Avenue, New York, NY (Address of principal executive offices)		10022 (Zip Code)
Registrant's telephone number, including area code: (212) 826-0100

Item 5.    Other Events and Regulation FD Disclosure.

        On July 17, 2003, Financial Security Assurance Holdings Ltd. (the "Company") issued a press release announcing that it had priced a $100 million issue of 5.60% Notes due July 15, 2103 and callable on or after July 31, 2008. The press release further stated that the Company plans to use the proceeds of the new debt offering, which is expected to close on July 31, 2003, to redeem, at a future date, all of its outstanding 6.950% Senior Quarterly Income Debt Securities (Senior QUIDS) due November 1, 2098. The Senior QUIDS are callable, without premium or penalty, on or after November 1, 2003.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Financial Security Assurance Holdings Ltd. press release dated July 17, 2003
99.2
The Company's Prospectus Supplement, dated July 17, 2003, filed with the Securities and Exchange Commission on July 21, 2003, which forms a part of the Company's Registration Statement on Form S-3 (Registration No. 333-100401), is hereby incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,
Date: July 21, 2003	By:	/s/ BRUCE E. STERN Name: Bruce E. Stern Title: General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description
99.1	Financial Security Assurance Holdings Ltd. press release dated July 17, 2003
99.2
The Company's Prospectus Supplement, dated July 17, 2003, filed with the Securities and Exchange Commission on July 21, 2003, which forms a part of the Company's Registration Statement on Form S-3 (Registration No. 333-100401), is hereby incorporated herein by reference.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX